SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

                           FILED BY THE REGISTRANT [X]

                 FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

                           Check the appropriate box:

                         [ ] Preliminary Proxy Statement
                [ ] Confidential, for Use of the Commission Only
                       (as permitted by Rule 14a-6(e)(2))
                         [X] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
        [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                               MAXXZONE.COM, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                              [X] No fee required.

                [ ] Fee computed on table below per Exchange Act
                          Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

[_]   Fee paid previously with preliminary materials.

[_]   Check  box  if  any part of the fee is offset as provided by Exchange  Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

(2)   Form, Schedule or Registration Statement No.:

(3)   Filing Party:

(4)   Date Filed:

                          [LOGO OF MAXXZONE.COM, INC.]
                    1770 N. GREEN VALLEY PARKWAY, SUITE 3214
                             HENDERSON, NEVADA 89014
                                 (702) 616-7337

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 20, 2004

TO THE SHAREHOLDERS OF MAXXZONE.COM, INC.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of maxxZone.com, Inc., a Nevada corporation (the "Company"), will be held at 3440
E. Russel Road, Las Vegas, Nevada 89120 on May 20, 2004 at the hour of 10:00 a.m. local time for the following purposes:

(1) To consider and vote upon a proposal to amend the Company's Articles of Incorporation to increase the number of shares of common stock which we are authorized to issue from 200,000,000 to 5,000,000,000, and increase the number of shares of preferred stock which we are authorized to issue from 5,000,000 to 100,000,000 ("Increased Capital Proposal"); and

(2) To transact such other business as may properly come before the Meeting.

Only shareholders of record at the close of business on April 19, 2004 are entitled to notice of and to vote at the Meeting or any adjournment thereof. The Board of Directors recommends that you vote in favor of the Increased Capital Proposal.

By Order of the Board of Directors,

Roland Becker, President

/s/ Roland Becker

Henderson, Nevada
May 6, 2004

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                          [LOGO OF MAXXZONE.COM, INC.]
                    1770 N. GREEN VALLEY PARKWAY, SUITE 3214
                             HENDERSON, NEVADA 89014
                                 (702) 616-7337

                         SPECIAL MEETING OF SHAREHOLDERS
                                 PROXY STATEMENT

This Proxy Statement and the accompanying proxy are furnished by the Board of Directors of maxxZone.com, Inc., a Nevada corporation (the "Company"), in connection with the solicitation of proxies for use at the Special Meeting of Shareholders (the "Meeting") referred to in the foregoing notice. It is contemplated that this Proxy Statement, together with the accompanying form of proxy, will be mailed together to shareholders on or about May 6, 2004.

Only Shareholders of record at the close of business on April 19, 1004 are entitled to notice of, and to vote at, the Meeting. On that date, there were issued and outstanding 144,265,000 shares of common stock, par value $0.001 per share. Each share of common stock is entitled to one vote.

The presence, in person or by proxy, of the holders of a majority of the shares of common stock outstanding and entitled to vote at the meeting is necessary to constitute a quorum. In deciding all questions, a holder of common stock shall be entitled to one vote in person or by proxy, for each share held in his, her or its name on the record date. Approval of the amendment of the Company's Articles of Incorporation to increase the number of shares of common stock which we are authorized to issue from 200,000,000 to 5,000,000,000, and increase the number of shares of preferred stock which we are authorized to issue from 5,000,000 to 100,000,000 ("Increased Capital Proposal") will require the affirmative vote of a majority of the outstanding shares of the common stock. The ratification or approval of all other proposals will be decided by a majority of the votes cast at the Meeting unless a greater number of votes is required by the Company's Articles of Incorporation, the Company's Bylaws or applicable law.

All proxies received pursuant to this solicitation will be voted (unless revoked) at the Meeting or any adjournment thereof in the manner directed by a shareholder and, if no direction is made, will be voted FOR the Increased Capital Proposal. If any other matters are properly presented at the meeting for action, which is not presently anticipated, the proxy holders will vote the proxies (which confer authority to such holders to vote on such matters) in accordance with their best judgment. A proxy given by a shareholder may nevertheless be revoked at any time before it is voted by delivery of a written instrument of revocation or a duly executed proxy bearing a later date to the President of maxxZone.com, Inc., 1770 N. Green Valley Parkway, Suite 3214, Henderson, Nevada 89014. Furthermore, any person who has executed a proxy but is present at the Meeting may vote in person instead of by proxy, thereby canceling any proxy previously given, whether or not written revocation of such proxy has been given.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Company to act as election inspectors for the Meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and for purposes of determining the outcome of any matter submitted to the Company's shareholders for a vote. Thus, abstentions have the effect of a vote "against" the matters to which the abstention has been cast.

The election inspectors will treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter as to which the broker or nominee has physically indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

Notwithstanding the above, for purposes of determining the outcome of any matter as to which the broker or nominee who does not have discretion to vote has delivered a proxy but has failed to physically indicate on the proxy the lack of authority to vote, the shares will be treated as present and will be voted in accordance with the instructions on the proxy card (i.e., as a vote FOR the amendment to the Company's Articles of Incorporation to effect the Increased Capital Proposal).

                              SOLICITATION EXPENSES

All expenses in connection with the solicitation of proxies will be paid by the Company. In addition to solicitation by mail, officers, directors and regular employees of the Company who will receive no extra compensation for their services may solicit proxies personally or by other appropriate means. Management does not intend to use specially engaged employees or paid solicitors for such solicitation. Management intends to solicit proxies which are held of record by brokers, dealers, banks, or voting trustees, or their nominees, and may pay the reasonable expenses of such record holders for completing the mailing of solicitation materials to persons for whom they hold the shares.

              INTEREST OF CERTAIN PERSONS IN FAVOR OF OR OPPOSITION
                              TO MATTERS ACTED UPON

The Company is not aware of any interest that would be substantially affected through the adoption of the Increased Capital Proposal whether adversely or otherwise.

       COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of April 19, 2004 by (a) each of the Company's directors and executive officers, (b) all of the Company's directors and executive officers as a group and (c) each person known by the Company to be the beneficial owner of more than five percent of its outstanding common stock.

                                                                  AMOUNT AND NATURE OF        PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                              BENEFICIAL OWNERSHIP        CLASS (1)
------------------------------------                              --------------------        ---------
Roland Becker
c/o maxxZone.com, Inc.
1770 N. Green Valley Parkway, Suite 3214                          14,020,000 (2)(3)(4)        9.72%
Henderson, Nevada 89014

Maxxium Inc.
c/o maxxZone.com, Inc.
1770 N. Green Valley Parkway, Suite 3214                          14,000,000 (2)              9.70%
Henderson, Nevada 89014

Maxxplay Enterprises Inc.
c/o maxxZone.com, Inc.
1770 N. Green Valley Parkway, Suite 3214                          7,200,000 (3)               4.99%
Henderson, Nevada 89014

David M. Otto                                                     14,000,000                  9.70%
The Otto Law Group, Inc.
900 Fourth Avenue, Suite 3140
Seattle, WA 98164

Terence Byrne                                                     10,000,000                  6.93%
216 Hidden Pines Dr.
Panama City Beach, Fl 32408

Darla Sapone                                                      10,000,000                  6.93%
216 Hidden Pines Dr.
Panama City Beach, Fl 32408

Victor Romero                                                     9,000,000                   6.23%
20435 Via Habana
Yorba Linda, CA 92887

All officer and directors as a group (only Roland Becker)         26,252,000                  24.41%

(1) This table is based on 144,265,000 shares of common stock issued and outstanding on April 19, 2003. Because Mr. Becker controls Maxxium, Inc. and Maxxplay Enterprises Inc., as of April 19, 2004, Mr. Becker controls the votes of 35,220,000 shares of common stock, or 24.41%, of the Company.

(2) Mr. Becker is a control person and majority shareholder in Maxxium, Inc.

(3) Mr. Becker is a control person and majority shareholder in Maxxplay Enterprises, Inc.

(4) Includes Mr. Becker's indirect beneficial ownership in Maxxium Inc. and MaxxPlay Enterprises Inc.

                             EXECUTIVE COMPENSATION

The following table sets forth certain information with respect to our highest paid officers and directors for our fiscal year ended December 31, 2003. No other compensation was paid to any such officer or directors other than the cash compensation set forth below.

---------------------------------------------------------------------------------------------------------------
                           Annual Compensation                Long-Term Compensation
                           ------------------------           ---------------------------------------------
                                                              Awards                              Pay-Outs
                                                              -----------------------            ------------
                                            Other                         Securities                All
                                            Annual            Restricted  Under-                    Other
Name and                                    Compen-           Stock       lying                     Compen-
Principal                  Salary  Bonus    sation            Award(s)    Options/        LTIP      sation
Position          Year     ($)     ($)       ($)                  ($)     SARs (#)        Payouts ($)
----------------------------------------------------------------------------------------------------------------
Roland Becker(1)  2003     -0-      -0-     -0-               -0-           -0-              -0-      -0-
                  2002     -0-      -0-     -0-               -0-           -0-              -0-      -0-
                  2001     -0-      -0-     -0-               -0-           -0-              -0-      -0-

(1) Chief Executive Officer, President, Secretary, Treasurer and Director

      Mr. Becker does not a party to an employment agreement with the Company. Our officers and directors do not hold any options or warrants to purchase shares of our common stock.

                         THE INCREASED CAPITAL PROPOSAL

Under our Articles of Incorporation, as amended, there are 200,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock authorized for issuance. Our Board of Directors has unanimously authorized and approved an amendment to our Articles of Incorporation to increase the number of our shares of Common Stock authorized for issuance from 200,000,000 shares to 5,000,000,000 shares and increase the number of our shares of Preferred Stock authorized for issuance from 5,000,000 shares to 100,000,000 shares. If approved by the shareholders of the Company as provided herein, the Increased Capital Proposal will be effected by an amendment to the Company's Restated Articles of Incorporation in substantially the form attached to this Proxy Statement as Appendix A, the primary text of which would read as follows:


      "3: CAPITAL STOCK:

            A. The corporation shall have authority to issue a total of five billion (5,000,000,000) shares of common stock, with a par value of $0.001 per share, and one hundred million (100,000,000) shares of preferred stock ("Preferred Stock"), with a par value of $0.001 per share, more particularly described in paragraph B below.

            B. The Preferred Stock may be issued from time to time in one or more series in any manner permitted by law and these Articles of Incorporation, as determined from time to time by the Board of Directors and stated in the resolution or resolutions providing for its issuance, prior to the issuance of any shares thereof. The Board of Directors shall have the authority to fix and determine, subject to the provisions hereof, the rights and preferences of the shares of any series so established. Unless otherwise provided in the resolution establishing a series of shares of Preferred Stock, prior to the issuance of any shares of a series so established or to be established, the Board of Directors may by resolution amend the relative rights and preferences of the shares of such series, and, after the issuance of such shares of a series whose number has been designated by the Board of Directors, the resolution establishing the series may be amended by the Board of Directors to decrease (but not below the number of shares of such a series then outstanding) the number of shares of that series."

As of the April 19, 2004, a total of 144,265,000 shares of the Company's currently authorized 200,000,000 shares of common stock are issued and outstanding. The terms of the additional shares of common stock will be identical to those of the currently outstanding shares of common stock.

The increase in the number of authorized but unissued shares of common stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, present and future employee benefit programs and other corporate purposes. Holders of our common stock as such have no statutory preemptive rights with respect to issuances of common stock.

THE INCREASED CAPITAL PROPOSAL MUST BE APPROVED BY A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO APPROVE THE INCREASED CAPITAL PROPOSAL

                      ADDITIONAL AND AVAILABLE INFORMATION

The Company is subject to the informational filing requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 450 Fifth Street, N.W., Room 1024, and Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. Our filings are also available to the public on the SEC's website (www.sec.gov). Copies of such materials may also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

                       STATEMENT OF ADDITIONAL INFORMATION

The Company's Annual Report on Form 10-KSB for the year ended December 31, 2003 and Quarterly Reports on Form 10-QSB, for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003, have been incorporated herein by this reference.

The Company will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Proxy Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

                           COMPANY CONTACT INFORMATION

All inquiries regarding the Company should be addressed to Roland Becker, President, at the Company's principal executive offices: maxxZone.com, Inc., 1770 N. Green Valley Parkway, Suite 3214, Henderson, Nevada 89014, telephone number (702) 616-7337.

                                  OTHER MATTERS

As of the date of this Proxy Statement, the board of directors knows of no other matters other than those described above which will be presented for action at the Meeting. If any other matters properly come before the Meeting, or any adjournments, the people voting the board of director proxies will vote them in accordance with their best judgment and discretionary authority to do so is included in the proxy.

By Order of the Board of Directors

Roland Becker, President

/s/ Roland Becker

Henderson, Nevada
May 6, 2004

                                   APPENDIX A

                            CERTIFICATE OF AMENDMENT

                                       OF

                            ARTICLES OF INCORPORATION

                                       OF

                               MAXXZONE.COM, INC.

          -------------------------------------------------------------

                        Pursuant to Section 78.390 of the
                 General Corporation Law of the State of Nevada

          -------------------------------------------------------------

      The undersigned President and Secretary of maxxZone.com, Inc., a Nevada corporation (the "Corporation"), hereby certifies as follows:

      FIRST: The Board of Directors of the Corporation duly adopted a resolution setting forth and declaring advisable an amendment to Article 3 of the Articles of Incorporation so that, as amended, the Article 3 shall state, in its entirety, as follows:

"3: CAPITAL STOCK:

      A. The corporation shall have authority to issue a total of five billion (5,000,000,000) shares of common stock, with a par value of $0.001 per share, and one hundred million (100,000,000) shares of preferred stock ("Preferred Stock"), with a par value of $0.001 per share, more particularly described in paragraph B below.

      B. The Preferred Stock may be issued from time to time in one or more series in any manner permitted by law and these Articles of Incorporation, as determined from time to time by the Board of Directors and stated in the resolution or resolutions providing for its issuance, prior to the issuance of any shares thereof. The Board of Directors shall have the authority to fix and determine, subject to the provisions hereof, the rights and preferences of the shares of any series so established. Unless otherwise provided in the resolution establishing a series of shares of Preferred Stock, prior to the issuance of any shares of a series so established or to be established, the Board of Directors may by resolution amend the relative rights and preferences of the shares of such series, and, after the issuance of such shares of a series whose number has been designated by the Board of Directors, the resolution establishing the series may be amended by the Board of Directors to decrease (but not below the number of shares of such a series then outstanding) the number of shares of that series."

      SECOND: The vote by which the stockholders holding such shares in the Corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required in the case of a vote by classes or series, or as may be required by the provisions of the Articles of Incorporation have voted in favor of the amendment is: ________________ shares of common stock.


      IN WITNESS WHEREOF AND UNDER PENALTY OF PERJURY, this Certificate of Amendment of Articles of Incorporation by the Corporation's President and Secretary this ___ day of March, 2004.


                                            MAXXZONE.COM

                                            By:  _____________________________
                                                 Roland Becker
                                                 President and Secretary

            PROXY -- SPECIAL MEETING OF SHAREHOLDERS -- MAY 20, 2004
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, a shareholder of maxxZone.com, Inc., a Nevada corporation (the "Company"), does hereby appoint Roland Becker and Terence Byrne each of them, the true and lawful attorneys and proxies, with full power of substitution, for and in the name, place and stead of the undersigned, to vote, as designated below, all of the shares of stock of the Company which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders of the Company to be held at 3440 E. Russel Road, Las Vegas, Nevada 89120, at 10:00 a.m., local time, and at any adjournment or adjournments thereof.

Please mark votes as in this example:       [X]

UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

      1. Approval of an amendment to the Company's Articles of Incorporation to (i) increase the number of shares of Common Stock authorized to be issued from 200,000,000 shares to 5,000,000,000 shares, and (ii) increase the number of shares of Preferred Stock authorized to be issued from 5,000,000 shares to 100,000,000 shares.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

      2. To vote with discretionary authority with respect to all other matters which may come before the meeting.

The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms all that the proxies appointed hereby, or either one of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. Both of said proxies or their substitutes who shall be present and act at the meeting, or if only one is present and acts, then that one, shall have and may exercise all of the powers hereby granted to such proxies. The undersigned hereby acknowledges receipt of a copy of the Notice of Special Meeting and Proxy Statement, both dated May 6, 2004.

              [ ] MARK HERE FOR ADDRESS CHANGE AND INDICATE CHANGE:

                            Dated: ____________, 2004


         ---------------------------------------------------------------
                                  SIGNATURE(S)


         ---------------------------------------------------------------
                                  SIGNATURE(S)


NOTE: Your signature should appear the same as your name appears hereon. In signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope and mailed in the United States.